                                   EXHIBIT 24



                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary W. Miller and James Kirschner, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities noted below to sign the Baldwin & Lyons, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and any and all amendments thereto, required to be filed pursuant to the requirements of Sections 12(g), 13, or 15(d) of the Securities and Exchange Act of 1934, as amended, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE AND TITLE                   DATED:

/s/ GARY W. MILLER                             February 14, 2006
------------------------------------           -----------------
Gary W. Miller, Chairman
of the Board and CEO
(Principal Executive Officer)

/s/ G. PATRICK CORYDON                         February 14, 2006
------------------------------------           -----------------
G. Patrick Corydon, Senior Vice
President (Finance) and CFO
(Principal Financial
and Accounting Officer)

/s/ JOSEPH DEVITO                              February 14, 2006
------------------------------------           -----------------
Joseph DeVito, Director and
Executive Vice President

/s/ JAMES W. GOOD                              February 14, 2006
------------------------------------           -----------------
James Good, Director and
Executive Vice President

/s/ STUART D. BILTON                           February 14, 2006
------------------------------------           -----------------
Stuart D. Bilton, Director

/s/ OTTO N. FRENZEL, III                       February 15, 2006
------------------------------------           -----------------
Otto N. Frenzel, III, Director

/s/ JOHN M. O'MARA                             February 15, 2006
------------------------------------           -----------------
John M. O'Mara, Director

/s/ THOMAS H. PATRICK                          February 27, 2006
------------------------------------           -----------------
Thomas H. Patrick, Director

/s/ NATHAN SHAPIRO                             February 15, 2006
------------------------------------           -----------------
Nathan Shapiro, Director

/s/ NORTON SHAPIRO                             February 15, 2006
------------------------------------           -----------------
Norton Shapiro, Director

/s/ JOHN D. WEIL                               February 15, 2006
---------------------------                    -----------------
John D. Weil, Director

/s/ ROBERT SHAPIRO                             February 15, 2006
------------------------------------           -----------------
Robert Shapiro, Director

/s/ JOHN PIGOTT                                February 15, 2006
------------------------------------           -----------------
John Pigott, Director

/s/ JON MILLS                                  February 15, 2006
------------------------------------           -----------------
Jon Mills, Director